BAILLIE GIFFORD FUNDS

AND

BAILLIE GIFFORD ETF TRUST

Supplement dated April 20, 2026 to the (i) Prospectus and Statement of Additional Information of Baillie Gifford Funds (the “Mutual Fund Trust”), with respect to Baillie Gifford U.S. Equity Growth Fund, dated April 30, 2025, (ii) Prospectus and Statement of Additional Information of Baillie Gifford ETF Trust (the “ETF Trust”), with respect to Baillie Gifford U.S. Equity Growth ETF, dated February 2, 2026, and (iii) Combined Prospectus/Proxy Statement of the Acquiring Fund dated February 4, 2026 (each such Prospectus, Statement of Additional Information and Combined Prospectus/Proxy Statement are referred to collectively below as the “Offering Documents”)

As announced by a supplement dated December 10, 2025 and further described in the Combined Prospectus/Proxy Statement dated February 4, 2026, Baillie Gifford Overseas Limited (the “Manager”) had recommended, and the Boards of Trustees of the Mutual Fund Trust and the ETF Trust had approved, the reorganization of the below-listed “Target Fund” with and into the below-listed “Acquiring Fund” (the “U.S. Equity Growth Reorganization”), subject to the approval of the shareholders of the Target Fund.

Target Fund	Acquiring Fund
Baillie Gifford U.S. Equity Growth Fund, as series of the Mutual Fund Trust	Baillie Gifford U.S. Equity Growth ETF, a newly organized series of the ETF Trust

The Manager has determined to withdraw its recommendation in favor of the U.S. Equity Growth Reorganization, and the officers of both the Mutual Fund Trust and the ETF Trust have terminated the Agreement and Plan of Reorganization with respect to the U.S. Equity Growth Reorganization. Accordingly, no vote will be taken on the U.S. Equity Growth Reorganization at the Target Fund shareholder meeting scheduled for April 28, 2026 and current Target Fund shareholders will remain shareholders of the Target Fund.

Effective immediately, the Offering Documents are revised to remove all references to, and discussion of, the U.S. Equity Growth Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE